Exhibit 32

CERTIFICATION

In connection with the amended Quarterly Report of House of Taylor Jewelry, Inc. (the “Company”) on Form 10-QSB/A for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jack Abramov, Chief Executive Officer of the Company, and  Pauline Schneider, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 22, 2006

/s/  Jack Abramov

Jack Abramov

Chief Executive Officer

/s/ Pauline Schneider

Pauline Schneider

Chief Financial Officer